STI CLASSIC FUNDS

                               Mid-Cap Equity Fund

                     Supplement dated March 13, 2003 to the
                     SunTrust 401(k) Plan Prospectus and the
     For Participants of SunTrust Banks Sponsored Retirement Plan Prospectus dated October 1, 2002, and any supplements thereto


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT REPLACES INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

o Under the heading "MID-CAP EQUITY FUND" and beneath the sub-headings "Investment Strategy," "What are the risks of investing in this Fund?" and "Performance Information" beginning on page 8 of the SunTrust 401(k) Plan Prospectus and page 24 of the For Participants of SunTrust Banks Sponsored Retirement Plans Prospectus, the disclosure has been deleted and should be replaced with the following:

INVESTMENT STRATEGY

The Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies that have small- to mid-sized capitalizations (I.E., companies with market capitalizations of $500 million to $10 billion or companies in the Russell Midcap(R) Index). In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average stock price appreciation relative to other companies in the same economic sector. The Adviser utilizes proprietary, sector based models to rank stocks in each sector of the small- and mid-cap markets. These models utilize fundamental stock characteristics such as growth rates and cash flows. The Adviser utilizes fundamental research in the creation, maintenance, and enhancement of the sector based models to reflect change in the underlying small- and mid-cap markets.

Risk management is utilized extensively and a critical component of the overall investment process. The strategy is diversified with 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio is managed to reduce tracking error and overall volatility to the benchmark.

WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities has fluctuated from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-cap sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.

                         1995                31.22%
                         1996                15.42%
                         1997                21.23%
                         1998                 6.48%
                         1999                16.14%
                         2000                -2.97%
                         2001                 2.38%
                         2002               -28.78%

                       BEST QUARTER      WORST QUARTER
                          24.73%           -19.96%
                        (12/31/98)        (09/30/98)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE S&P MID CAP 400(R) INDEX. HOWEVER, IN THE FUTURE, THE FUND WILL COMPARE ITS PERFORMANCE TO THE RUSSELL MIDCAP(R) INDEX, ALSO SHOWN IN THE TABLE BELOW, BECAUSE THE ADVISER BELIEVES IT MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT OBJECTIVE.

TRUST SHARES                                               1 YEAR        5 YEARS       SINCE INCEPTION*
---------------------------------------------------------------------------------------------------------------
MID-CAP EQUITY FUND                                       -28.78%         -2.63%            5.27%
S&P MID CAP 400(R)INDEX                                   -14.51%          6.41%           11.57%
RUSSELL MIDCAP(R)INDEX                                    -16.18%          2.19%            9.20%

*    SINCE INCEPTION OF THE TRUST SHARES ON FEBRUARY 2, 1994. BENCHMARK RETURNS SINCE JANUARY 31, 1994
     (BENCHMARK RETURNS AVAILABLE ONLY ON A MONTH END BASIS).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Mid Cap 400(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation. The Russell Midcap(R) Index is a widely-recognized index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index.

o Under the heading "PORTFOLIO MANAGERS" beginning on page 19 of the SunTrust 401(k) Plan Prospectus and page 67 of the For Participants of SunTrust Banks Sponsored Retirement Plans Prospectus, the fourth and seventh paragraphs, respectively, should be replaced with the following:

         The Mid-Cap Equity Fund has been co-managed by Mr. Chad Deakins, CFA, and Mr. Kevin Shea since February 2003. Mr. Deakins serves as Vice President of Trusco and has worked there since 1996. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. Mr. Deakins has more than 8 years of investment experience. Mr. Shea has served as a Portfolio Manager of Trusco since 2003. Prior to joining Trusco in February 2003, Mr. Shea worked at John Hancock Funds from 1995 to August 1999. From September 1999, to April 2001, Mr. Shea managed a midcap product at Invesco Capital Management, Inc. Mr. Shea left Invesco in May of 2001 to found D.A. Capital Management where he continued to manage a midcap product. Mr. Shea has more than 7 years of investment experience.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.






                                                                 STI-SU-025-0100

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004




March 13, 2003


VIA EDGAR

US Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, DC  20549

Re:      STI Classic Funds (File Nos. 33-045671 and 811-06557)
         FILING PURSUANT TO RULE 497(E)

Ladies and Gentlemen:

On behalf of our client, STI Classic Funds (the "Trust"), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933 (the "Securities Act"), a supplement dated March 13, 2003 to the SunTrust 401(k) Plan Prospectus and the For Participants of SunTrust Banks Sponsored Retirement Plan Prospectus dated October 1, 2002. The supplement is being filed to reflect new information regarding the Mid-Cap Equity Fund.

If you have any questions regarding these materials, please do not hesitate to contact the undersigned at (202) 739-5808 or Magda El Guindi-Rosenbaum at (202) 739-5778.

Sincerely,

/s/SARAH T. SWAIN

Sarah T. Swain
Investment Management Analyst